UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

Washington, D.C. 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d)

Of the Securities Exchange Act of 1934

Date of Report (Date of earliest event reported): December 10, 2019

VIACOMCBS INC.

(Exact name of registrant as specified in its charter)

Delaware	001-09553	04-2949533
(State or other jurisdiction of incorporation)	(Commission File Number)	(IRS Employer Identification Number)

1515 Broadway New York, New York	10036
(Address of principal executive offices)	(Zip Code)

Registrant’s telephone number, including area code: (212) 258-6000

Not Applicable

(Former name or former address, if changed since last report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbols	Name of each exchange on which registered
Class A Common Stock, $0.001 par value	VIACA	The Nasdaq Stock Market LLC
Class B Common Stock, $0.001 par value	VIAC	The Nasdaq Stock Market LLC

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§ 230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§ 240.12b-2 of this chapter).

Emerging growth company  ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act.  ☐

Item 5.02	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

(b)(e)    As previously announced, on December 4, 2019, Viacom Inc., a Delaware corporation, merged with and into CBS Corporation, a Delaware corporation (“CBS”), with CBS continuing as the surviving company (the “Merger”). At the effective time of the Merger, the combined company changed its name to ViacomCBS Inc. (“ViacomCBS”).

On December 10, 2019, ViacomCBS entered into a new employment agreement (the “Agreement”) with Jonathan H. Anschell, who had served as CBS’s Executive Vice President, Deputy General Counsel and Secretary since January 2016, pursuant to which he has assumed the role of Executive Vice President and General Counsel, ViacomCBS Media Networks. The term of Mr. Anschell’s employment under the Agreement commences on December 10, 2019 and runs through December 3, 2021, subject to earlier termination in accordance with the terms of the Agreement.

Mr. Anschell’s compensation and severance entitlements under the Agreement remain unchanged from his prior employment agreement dated as of January 1, 2019, including his participation in the CBS Corporation Senior Executive Retention Plan (the “CBS Retention Plan”) as described under the section titled “CBS Senior Executive Retention Plan” in the Registration Statement on Form S-4 (the “Registration Statement”) of CBS filed with the Securities and Exchange Commission on October 17, 2019 and amended on October 24, 2019. The CBS Retention Plan was filed as Exhibit 10.17 to the Registration Statement.

The foregoing description of the Agreement does not purport to be complete and is qualified in its entirety by reference to the full text of the Agreement, which ViacomCBS expects to file with its annual report on Form 10-K for the fiscal year ending December 31, 2019.

SIGNATURE

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

Date: December 10, 2019	VIACOMCBS Inc.

	By:	/s/ Christa A. D’Alimonte
	Name:	Christa A. D’Alimonte
	Title:	Executive Vice President, General Counsel and Secretary